


                                ALLIANCE FUNDING COMPANY
               by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                   Designated Servicer
                                 SERVICER'S CERTIFICATE

                                    1997-2 Sub-Pool 1

 In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997
                         Lee Servicing Company reports the following
 information pertaining to Series 1997-2 Sub-Pool 1 for August 25, 1997, the Remittance date.

                              Due period ended: August 1, 1997
------------------------------------------------------------------------------------------------
   1 Total Actual Principal Collections                                     402,987.89
   2 Total Actual Interest Collections                                      879,024.17
   3 Less: Service Fees Previously Remitted                                  48,089.33
   4 Additional Proceeds                                                          0.00
                                                                          ------------
   5   Total Collections:                                                 1,233,922.73

     Pre-Funding Account Transfer                                             3,642.83
   7 Interest Coverage Account Transfer                                     216,296.80
                                                                          ------------
   8   Aggregate Amount Received:                                         1,453,862.36

     MONTHLY ADVANCES
   9 Delinquent Interest                                                    170,205.75
  10 Compensating Interest                                                      900.86
  11 Cross Collateral Deposit                                                     0.00
  12 Reserve Withdrawal per Sec. 6.14c                                            0.00
                                                                          ------------
  13   Available Remittance Amount:                                       1,624,968.97

     FEES
  14 Expense Account Deposit:                                                 3,315.65
                                                                          ------------
  15   Adjusted Remittance Amount:                                        1,621,653.32

     REMAINING AMOUNT AVAILABLE:
  16    Adjusted Remittance Amount                                        1,621,653.32
  17    Insured Payments                                                          0.00
  18    Supplemental Interest Due                                                 0.00
  19    Insurance Account Deposit @ 13 bp
          the Ending Principal Balance                                       14,367.80
  20    Cross Collateral Withdrawal                                               0.00
  21    Class Remittance Amounts                                          1,607,285.52
  22    Supplemental Interest not Previously
          Reimbursed                                                              0.00
  23    Non-Recoverable Advances not
          Previously Reimbursed                                                   0.00
                                                                          ------------
  24   Total Remaining Amount Available:                                          0.00
                                                                          ============

     Amount of Reimbursements Pursuant to Sec. 5.04
  25    Servicing Fee                                                             0.00
  26    Monthly Advances and Servicer Advances                                    0.00
  27    Other Mortgage Payments                                                   0.00
  28    Interest Earned on P&I Deposits                                           0.00
  29    Additional Servicing Compensation                                         0.00
------------------------------------------------------------------------------------------------


                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1997-2 Sub-Pool 1

                   In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997
                                             Lee Servicing Company reports the following
                    information pertaining to Series 1997-2 Sub-Pool 1 for August 25, 1997, the Remittance date.

                                                  Due period ended: August 1, 1997
---------------------------------------------------------------------------------------------------------------------------------
                                                              Total             Class A-1          Class A-2          Class A-3
                                                              -----             ---------          ---------          ---------

  30 Loans Outstanding - BOM                                        1916
  31 Opening Loan Balance                                 106,889,475.92      39,621,987.91      11,523,032.11      19,231,543.25
  32 Pre-Funding Account Balance                           27,853,538.73      10,475,026.74       2,976,967.89       4,968,456.75
  33 Initial Overcollateralization                          1,710,581.52       1,710,581.52               0.00               0.00
  34 Realized Losses, LTD                                           0.00               0.00               0.00               0.00
  35 Carryforward Amount                                            0.00               0.00               0.00               0.00
                                                          --------------      -------------      -------------      -------------
  36 Total Class Principal Balance                        133,032,433.13      48,386,433.13      14,500,000.00      24,200,000.00
  37   Pool Factor per Loan Balance                           79.5036490%        29.4705591%         8.5707512%        14.3042882%
  38   Pool Factor per Class Balance                          98.9485988%        35.9894925%        10.7849992%        17.9997917%

  39 Excess Spread                                                  0.00
  40 Cross Collateral Withdrawal                                    0.00
  41 Cross Collateral Deposit                                       0.00               0.00
  42 Additional Principal due Class A                         475,755.91         475,755.91
  43 Interest Remittance @ Pass-Through Rates                 724,898.89         240,348.37          80,595.83         136,326.67
  44 Supplemental Interest Remittance                               0.00               0.00               0.00               0.00

     PRINCIPAL ADDITIONS:
  45    Number of loans                                              426
  46    Transfers from Pre-Funding Account                 21,945,281.76        7,981,917.52       2,391,947.42       3,992,077.77

     PRINCIPAL REDUCTIONS:
  47    Class 1A-5 Lockout Remittance                               0.00
  48    Prepayments - Number                                           9                  9
  49    Prepayments - Dollar                                  246,677.64         246,677.64               0.00               0.00
  50    Net Liquidation Proceeds                                    0.00               0.00               0.00               0.00
  51    Curtailments                                           18,392.97          18,392.97               0.00               0.00
  52    Normal and Excess Payments                            137,917.28         137,917.28               0.00               0.00
  53    Pre-Funding Account Transfer                            3,642.83           1,324.97             397.05             662.67
                                                          --------------      -------------      -------------      -------------
  54 Total Principal Remittance                               406,630.72         404,312.86             397.05             662.67
  55 Additional Principal Reduction                           475,755.91         475,755.91               0.00               0.00
                                                          --------------      -------------      -------------      -------------
  56 Total Remittance                                       1,607,285.52       1,120,417.14          80,992.88         136,989.34
                                                          ==============      =============      =============      =============

  57 Current Month Realized Loss - Number                              0                 0
  58 Current Month Realized Loss - Dollar                           0.00              0.00

     CLASS PRINCIPAL BALANCE - EOM
  59 Loans Outstanding - EOM                                         2333
  60 Closing Loan Balance                                  128,431,769.79      47,200,917.54      13,914,979.53      23,223,621.02
  61 Pre-Funding Account Balance                             5,904,614.14       2,491,784.25         584,623.42         975,716.31
  62 Additional Principal Reduction, LTD                     2,186,337.43       2,186,337.43               0.00               0.00
  63 Realized losses, LTD                                            0.00               0.00               0.00               0.00
                                                           --------------      -------------      -------------      -------------
  64 Total Class Principal Balance                         132,150,046.50      47,506,364.36      14,499,602.95      24,199,337.33
  65   Pool Factor per Loan Balance                            95.5266573%        35.1077143%        10.3498650%        17.2735678%
  66   Pool Factor per Class Balance                           98.2922858%        35.3349035%        10.7847039%        17.9992989%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                              Class A4           Class A-5      Class R
                                                              --------           ---------      -------

  30 Loans Outstanding - BOM
  31 Opening Loan Balance                                   10,330,994.31      26,181,918.34
  32 Pre-Funding Account Balance                             2,669,005.69       6,764,081.66
  33 Initial Overcollateralization                                   0.00               0.00
  34 Realized Losses, LTD                                            0.00               0.00
  35 Carryforward Amount                                             0.00               0.00
                                                            -------------      -------------
  36 Total Class Principal Balance                          13,000,000.00      32,946,000.00
  37   Pool Factor per Loan Balance                             7.6841217%        19.4739288%
  38   Pool Factor per Class Balance                            9.6693096%        24.5050057%

  39 Excess Spread                                                                               0.00
  40 Cross Collateral Withdrawal                                                                 0.00
  41 Cross Collateral Deposit
  42 Additional Principal due Class A
  43 Interest Remittance @ Pass-Through Rates                   76,266.67         191,361.35
  44 Supplemental Interest Remittance                                0.00               0.00

     PRINCIPAL ADDITIONS:
  45    Number of loans
  46    Transfers from Pre-Funding Account                   2,144,504.58       5,434,834.47

     PRINCIPAL REDUCTIONS:
  47    Class 1A-5 Lockout Remittance                                                   0.00
  48    Prepayments - Number
  49    Prepayments - Dollar                                         0.00               0.00
  50    Net Liquidation Proceeds                                     0.00               0.00
  51    Curtailments                                                 0.00               0.00
  52    Normal and Excess Payments                                   0.00               0.00
  53    Pre-Funding Account Transfer                               355.98             902.16
                                                            -------------      -------------
  54 Total Principal Remittance                                    355.98             902.16
  55 Additional Principal Reduction                                  0.00               0.00
                                                            -------------      -------------
  56 Total Remittance                                           76,622.65         192,263.51     0.00
                                                            =============       =============    ====

  57 Current Month Realized Loss - Number
  58 Current Month Realized Loss - Dollar

     CLASS PRINCIPAL BALANCE - EOM
  59 Loans Outstanding - EOM
  60 Closing Loan Balance                                    12,475,498.89      31,616,752.81
  61 Pre-Funding Account Balance                                524,145.13       1,328,345.03
  62 Additional Principal Reduction, LTD                              0.00               0.00
  63 Realized losses, LTD                                             0.00               0.00
                                                             -------------      -------------
  64 Total Class Principal Balance                           12,999,644.02      32,945,097.84
  65   Pool Factor per Loan Balance                              9.2791893%        23.5163209%
  66   Pool Factor per Class Balance                             9.6690448%        24.5043347%
------------------------------------------------------------------------------------------------------------------------------------



                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1997-2 Sub-Pool 1

                   In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997
                                             Lee Servicing Company reports the following
                    information pertaining to Series 1997-2 Sub-Pool 1 for August 25, 1997, the Remittance date.

                                                  Due period ended: August 1, 1997
------------------------------------------------------------------------------------------------------------------------------------
                                                            Total             Class A-1          Class A-2          Class A-3
                                                            -----             ---------          ---------          ---------

  67 Weighted Note Rate - THIS Remittance                11.88134%
  68 Weighted Note Rate - NEXT Remittance                11.88134%

  69 Related Remittance Period for Libor Rate             25-Jul-97             thru             24-Aug-97
  70 Days in Related Period                                  31

  71 Pass-Through Rates                                                       5.76844%             6.67%              6.76%

  72 Weighted Average Remaining Term                       215.82

  73 Original Pool - Principal Balance                     94,729,249.31      35,625,326.78      10,124,599.82      16,897,607.98
  74 Original Pool - Pre-Funding Account                   40,937,753.72      15,395,676.25       4,375,400.18       7,302,392.02
  75 Original Pool - Additional Principal Reduction         1,221,003.03       1,221,003.03               0.00               0.00
                                                          --------------      -------------      -------------      -------------
  76 Original Pool Total                                  134,446,000.00      49,800,000.00      14,500,000.00      24,200,000.00
  77 Original Pool - Number of Loans                        1674
------------------------------------------------------------------------------------------------------------------------------------

                                                           Class A4           Class A-5
                                                           --------           ---------
  67 Weighted Note Rate - THIS Remittance
  68 Weighted Note Rate - NEXT Remittance

  69 Related Remittance Period for Libor Rate
  70 Days in Related Period

  71 Pass-Through Rates                                      7.04%              6.97%

  72 Weighted Average Remaining Term

  73 Original Pool - Principal Balance                      9,077,227.43      23,004,487.30
  74 Original Pool - Pre-Funding Account                    3,922,772.57       9,941,512.70
  75 Original Pool - Additional Principal Reduction                 0.00               0.00
                                                          --------------      -------------
  76 Original Pool Total                                   13,000,000.00      32,946,000.00
  77 Original Pool - Number of Loans
------------------------------------------------------------------------------------------------------------------------------------



     Class A Overcollateralization Reconciliation
     --------------------------------------------
                                                            Beg.of Month       Current Month     End of Month
                                                            ------------       -------------     ------------
  78 Additional Principal Reduction, LTD                      489,578.49         475,755.91         965,334.40
  79 Cross Collateral Deposits                                      0.00               0.00               0.00
  80 Less:  Realized Losses, LTD                                    0.00               0.00               0.00
                                                              ----------         ----------         ----------
  81 Overcollateralization of Principal                       489,578.49         475,755.91         965,334.40
                                                            ============         ==========       ============
  82 Base Overcollateralization Required                                                          7,800,852.67
  83 Required Overcollateralization Amount                                                        7,800,852.67


     Current Month Subordinated Amount
     ---------------------------------
                                                            Beg.of Month       Current Month      End of Month
                                                            ------------       -------------     ------------
  84 Original Subordinated Amount                          16,890,541.87         N/A             16,890,541.87
  85 Less: Cumulative Realized Losses                               0.00               0.00               0.00
  86 Plus: Cumulative Additional Proceeds                           0.00               0.00               0.00
                                                           -------------         ----------      -------------
  87 Current Subordinated Amount                           16,890,541.87                         16,890,541.87
                                                           =============                         =============

     Nonrecoverable Advance Reconciliation
     -------------------------------------
  88 Beginning of Month                                                                0.00
  89 Current Month Unpaid Nonrecoverable Advance                                       0.00
  90 Less: Current Month Reimbursement                                                 0.00
  --                                                                                   ----
  91 End of Month                                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------




                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1997-2 Sub-Pool 1

                   In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997
                                             Lee Servicing Company reports the following
                    information pertaining to Series 1997-2 Sub-Pool 1 for August 25, 1997, the Remittance date.

                                                  Due period ended: August 1, 1997
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Class              Class              Class
                                                              Total                A1                 A2                 A3
                                                              -----              -----              -----              -----

  92 Total Class Principal - Original Pool               $134,446,000.00     $49,800,000.00     $14,500,000.00     $24,200,000.00
  93 Interest Remittance Amount                               724,898.89         240,348.37          80,595.83         136,326.67
  94 Interest Rate Factor / 1000                                5.391748           4.826272           5.558333           5.633333

  95 Total Principal Collections                              402,987.89         402,987.89               0.00               0.00
  96 Prefunding Account Excess                                  3,642.83           1,324.97             397.05             662.67
  97 Additional Principal Reduction                           475,755.91         475,755.91               0.00               0.00
                                                         ---------------     --------------     --------------     --------------
  98 Principal Remittance Amount                              882,386.63         880,068.77             397.05             662.67
  99 Principal Payment Factor/1000                              6.563130          17.672064           0.027383           0.027383
 100 Current Month Ending Principal Factor                     982.922858         953.943059         999.972617         999.972617

 101 Prior Month Principal Factor                              989.485988         971.615123       1,000.000000       1,000.000000
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               Class              Class
                                                                 A4                 A5
                                                               -----              -----
  92 Total Class Principal - Original Pool                 $13,000,000.00     $32,946,000.00
  93 Interest Remittance Amount                                 76,266.67         191,361.35
  94 Interest Rate Factor / 1000                                 5.866667           5.808333

  95 Total Principal Collections                                     0.00               0.00
  96 Prefunding Account Excess                                     355.98             902.16
  97 Additional Principal Reduction                                  0.00               0.00
                                                           --------------     --------------
  98 Principal Remittance Amount                                   355.98             902.16
  99 Principal Payment Factor/1000                               0.027383           0.027383
 100 Current Month Ending Principal Factor                     999.972617         999.972617

 101 Prior Month Principal Factor                            1,000.000000       1,000.000000
------------------------------------------------------------------------------------------------------------------------------------


                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1997-2 Sub-Pool 2

                   In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997 and the Insurance Agreement dated as of December 19, 1996, Lee Servicing Company reports the following information pertaining to Series 1997-2 Sub-Pool 2 for August 25, 1997, the Remittance date.

                                                  Due period ended: August 1, 1997
------------------------------------------------------------------------------------------------------------------------------------


   1 Total Actual Principal Collections                                   1,936,552.59
   2 Total Actual Interest Collections                                      976,247.01
   3 Less: Service Fees Previously Remitted                                  59,170.96
   4 Additional Proceeds                                                          0.00
                                                                          ------------
   5      Total Collections:                                              2,853,628.64

   6 Pre-Funding Account Transfer                                               200.09
   7 Interest Coverage Account Transfer                                     198,467.74
                                                                          ------------
   8 Aggregate Amount Received:                                           3,052,296.47

     Monthly Advance
   9      Delinquent Interest                                               237,186.18
  10      Compensating Interest                                               5,704.77
  11      Amounts Held for Future Distributions                                   0.00
  13 Reserve Withdrawal Per Sec. 6.08 VII                                         0.00
                                                                          ------------
  14 Available Remittance Amount:                                         3,295,187.42

  15      Less: Expense Account Deposit                                       4,101.42
  16      Cross Collateral Deposit                                                0.00
                                                                          ------------
  17 Adjusted Remittance Amount:                                          3,291,086.00

     Remaining Amount Available:

  18      Adjusted Remittance Amount                                      3,291,086.00
  19      Insured Payments                                                        0.00
  20      Supplemental Interest Due                                               0.00
  21      Insurance Account Deposit @ 13bp
               the Ending Class Principal Balance                            17,772.83
  22      Class Remittance Amounts                                        3,273,313.17
  23      Cross Collateral Withdrawal                                             0.00
  24      Supplemental Interest not Previously Reimbursed                         0.00
  25      Non-Recoverable Advances not
               Previously Reimbursed                                              0.00
                                                                          ------------
  26 Total Remaining Amount Available:                                           (0.00)
                                                                          ============

     Amount of Reimbursements Pursuant to Sec. 5.04

  27      Servicing Fee                                                           0.00
  28      Monthly Advances and Servicer Advances                                  0.00
  29      Other Mortgage Payments                                                 0.00
  30      Interest Earned on P&I Deposits                                         0.00
  31      Additional Servicing Compensation                                       0.00
------------------------------------------------------------------------------------------------------------------------------------





                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1997-2 Sub-Pool 2

                   In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997 and the Insurance Agreement dated as of December 19, 1996, Lee Servicing Company reports the following information pertaining to Series 1997-2 Sub-Pool 2 for August 25, 1997, the Remittance date.

                                                  Due period ended: August 1, 1997
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Total               Class 2-A             Class R
                                                                             -----               ---------             -------

  32    Number of Loans                                                           1156
  33 Original Principal Balance                                         138,562,543.34       138,562,543.34
  34 Original Pre-Funding Account Balance                                32,429,213.66        32,429,213.66
  35 Initial Overcollateralization                                        4,998,092.19         4,998,092.19
  36 Realized Losses, LTD                                                         0.00                 0.00
  37 Carryforward Amount                                                          0.00                 0.00
                                                                        --------------       --------------
  38 Opening Class Principal Balance                                    165,993,664.81       165,993,664.81
  39    Pool Factor per Loan Balance                                        82.6972459%          82.6972459%
  40    Pool Factor per Class Balance                                      100.0000000%         100.0000000%
  41 Excess Spread                                                                0.00                                   0.00
  42 Additional Principal due Class A                                       494,872.83           494,872.83
  43 Cross Collateral Deposit                                                     0.00                 0.00
  44 Cross Collateral Withdrawal                                                  0.00                                   0.00
  45 Interest Remittance                                                    841,687.66           841,687.66
  46 Supplemental Interest Remittance                                             0.00                 0.00

     PRINCIPAL ADDITIONS:
  47    Number of Loans                                                            249
  48    Transfers from Pre-Funding Account                               32,246,084.89        32,246,084.89

     PRINCIPAL REDUCTIONS:
  49    Prepayments - Number                                                        13                   13
  50    Prepayments - Dollar                                              1,851,699.38         1,851,699.38
  51    Net Liquidation Proceeds                                                  0.00                 0.00
  52    Curtailments                                                          9,358.95             9,358.95
  53    Normal and Excess Payments                                           75,494.26            75,494.26
  54    Pre-Funding Account Transfer                                            200.09               200.09
                                                                        --------------       --------------
  55 Total Principal Remittance                                           1,936,752.68         1,936,752.68
  56 Additional Principal Reduction                                         494,872.83           494,872.83
                                                                        --------------       --------------
  57 Total Remittance                                                     3,273,313.17         3,273,313.17              0.00
                                                                        ==============       ==============              ====
  58 Carryforward Amount                                                          0.00
  59 Current Month Realized Loss - Number                                            0                    0
  60 Current Month Realized Loss - Dollar                                         0.00                 0.00

     CLASS PRINCIPAL BALANCE - EOM
  61    Number of Loans                                        #                  1392
  62 Closing Loan Balance                                               168,871,875.55       168,871,875.55
  63 Pre-Funding Account Balance                                            183,128.77           183,128.77
  64 Additional Principal Reduction, LTD                                  5,492,965.02         5,492,965.02
  65 Realized Losses, LTD                                                         0.00                 0.00
  66 Carryforward Amount                                                          0.00                 0.00
                                                                        --------------       --------------
  67 Closing Class Principal Balance                                    163,562,039.30       163,562,039.30
  68    Pool Factor per Loan Balance                                       100.7865378%         100.7865378%
  69    Pool Factor per Class Balance                                       97.6175080%          97.6175080%
------------------------------------------------------------------------------------------------------------------------------------



                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1997-2 Sub-Pool 2

                   In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997 and the Insurance Agreement dated as of December 19, 1996, Lee Servicing Company reports the following information pertaining to Series 1997-2 Sub-Pool 2 for August 25, 1997, the Remittance date.

                                                  Due period ended: August 1, 1997
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Total               Class A1
                                                                          -----               --------
  70 Weighted Note Rate - This Remittance:                                10.72419%
  71 Weighted Note Rate - Next Remittance:                                10.72419%

  72 Pass-Through Rate:                                                   5.88844%              5.88844%

  73 Related Remittance Period:                                           25-Jul-97               thru            24-Aug-97
  74 Days in Related Period:                                                  31

  75 Weighted Average Remaining Term                                        350.05

  76 Original Pool - Principal Balance                                  119,164,842.18       119,164,842.18
  77 Original Pool - Pre-Funding Account Balance                         52,861,851.87        52,861,851.87
  78 Original Pool - Initial Overcollateralization                        4,472,694.05         4,472,694.05
                                                                        --------------       --------------
  79 Original Pool - Class Principal Balance                            167,554,000.00       167,554,000.00
  80 Original Pool - Number of Loans                                         1002
------------------------------------------------------------------------------------------------------------------------------------

     Class A Overcollateralization Reconciliation
     --------------------------------------------                      Beginning of Month       Current Month   End of Month
                                                                       ------------------       -------------   ------------
  81 Initial Overcollateralization                                          525,398.14           494,872.83      1,020,270.97
  82 Cross Collateral Deposits, LTD                                               0.00                 0.00              0.00
  83 Less:  Realized Losses, LTD                                                  0.00                 0.00              0.00
                                                                         -------------           ----------     -------------
  84 Overcollateralization of Principal                                     525,398.14           494,872.83      1,020,270.97
                                                                         =============           ==========      ============

  85 Base Overcollateralization Requirement                                                                      7,913,228.20
  86 Required Overcollateralization                                                                              7,913,228.20

     Current Month Subordinated Amount                                 Beginning of Month       Current Month   End of Month
     ---------------------------------                                 ------------------       -------------   ------------

  87 Original Subordinated Amount                                        17,804,763.45          N/A             17,804,763.45
  88 Less: Cumulative Realized Losses                                             0.00                 0.00              0.00
  89 Plus: Cumulative Additional Proceeds                                         0.00                 0.00              0.00
                                                                         -------------           ----------     -------------
  90 Current Subordinated Amount                                         17,804,763.45                          17,804,763.45
                                                                         =============                          =============

     Nonrecoverable Advance Reconciliation
     -------------------------------------
  91 Beginning of Month                                                           0.00
  92 Current Month Nonrecoverable Advance                                         0.00
  93 Less: Current Month Reimbursment                                             0.00
  --                                                                              ----
  94 End of Month                                                                 0.00
  ==                                                                              ====
------------------------------------------------------------------------------------------------------------------------------------



                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1997-2 Sub-Pool 2

                   In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997 and the Insurance Agreement dated as of December 19, 1996, Lee Servicing Company reports the following information pertaining to Series 1997-2 Sub-Pool 2 for August 25, 1997, the Remittance date.

                                                  Due period ended: August 1, 1997
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Class
                                                                                                   A1
                                                                                                 -----
  95 Total Class Principal - Original Pool                             $167,554,000.00      $167,554,000.00
  96 Interest Remittance Amount                                             841,687.66           841,687.66
  97 Interest Rate Factor / 1000                                              5.023381             5.023381

  98 Total Principal Collections                                          1,936,552.59         1,936,552.59
  99 Prefunding Account Transfer                                                200.09               200.09
 100 Additional Principal Reduction                                         494,872.83           494,872.83
                                                                        --------------       --------------
 101 Principal Remittance Amount                                          2,431,625.51         2,431,625.51
 102 Principal Payment Factor/1000                                           14.512489            14.512489
 103 Principal Factor                                                       976.175079           976.175079

 104 Prior Month Principal Factor                                            990.687568           990.687568
------------------------------------------------------------------------------------------------------------------------------------